UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 1, 2003 (June 27, 2003)

CONEXANT SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	000-24923 (Commission File Number)	25-1799439 (I.R.S. Employer Identification No.)

4311 Jamboree Road Newport Beach, California 92660-3095 (Address of principal executive offices) (Zip code)

(949) 483-4600 (Registrant’s telephone number, including area code)

Item 2. Acquisition or Disposition of Assets
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURE
EXHIBIT INDEX
EXHIBIT 2.1
EXHIBIT 2.2
EXHIBIT 2.3
EXHIBIT 2.4
EXHIBIT 2.5

Item 2. Acquisition or Disposition of Assets

     On June 27, 2003, Conexant Systems, Inc. (“Conexant” or the “Company”) completed the spin-off of its Mindspeed Technologies business by means of the distribution (the “Distribution”) of all 90,333,445 outstanding shares of common stock, par value $.01 per share, of Mindspeed Technologies, Inc., then a wholly owned subsidiary of Conexant (“Mindspeed”), including the associated preferred share purchase rights (collectively, “Mindspeed Common Stock”), to holders of common stock, par value $.01 per share, of Conexant (“Conexant Common Stock”). Mindspeed thereafter began operations as an independent, separately traded, publicly held company.

     The Distribution was made without the payment of any consideration or the exchange of any shares by Conexant shareholders. In the Distribution, Conexant shareholders received one share of Mindspeed Common Stock for every three shares of Conexant Common Stock held of record as of the close of business on June 20, 2003 and cash for any fractional shares of Mindspeed Common Stock. Ownership of Mindspeed Common Stock was registered in book-entry form and each shareholder of Conexant will receive a stock distribution statement indicating the number of shares of Mindspeed Common Stock that has been credited to the shareholder.

     In connection with the Distribution, on June 27, 2003 Mindspeed and Conexant entered into a Distribution Agreement, an Employee Matters Agreement, a Tax Allocation Agreement and a Sublease, which are filed herewith as Exhibits 2.1, 2.2, 2.3 and 2.4, respectively. Prior to the Distribution, Conexant contributed to Mindspeed cash in an amount such that at the time of the Distribution Mindspeed’s cash balance was $100 million and Mindspeed issued a warrant to Conexant to purchase 30 million shares of Mindspeed Common Stock, exercisable for a period of ten years after the Distribution. In addition, Mindspeed, the subsidiaries of Mindspeed from time to time parties thereto and Conexant entered into a Credit Agreement, which is filed herewith as Exhibit 2.5, pursuant to which Mindspeed may borrow up to $50 million for working capital and general corporate purposes.

     In connection with the Distribution, Mindspeed Common Stock was registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended. “When-issued” trading in Mindspeed Common Stock began on the American Stock Exchange on June 23, 2003 under the trading symbol “MND.WI”. Mindspeed Common Stock began trading “regular way” on the American Stock Exchange on June 30, 2003 under the trading symbol “MND”.

     Conexant is not aware of any material relationship between Mindspeed and Conexant or any of its affiliates, any director or officer of Conexant or any associate of any such director or officer that existed at the date of the Distribution, except as disclosed herein and in Mindspeed’s Registration Statement on Form 10, as amended (File No. 1-31650), and except that (i) Mr. D. W. Decker, Chairman of the Board and Chief Executive Officer of Conexant, is non-executive Chairman of the Board of Mindspeed, (ii) Messrs. D. R. Beall and J. L. Stead, directors of Conexant, are directors of Mindspeed, (iii) Mr. H. Eslambolchi, who resigned as a director of Conexant effective prior to the Distribution, is a director of Mindspeed, (iv) Mr. B. S. Iyer, a director of Conexant, is an employee of Mindspeed and (v) in connection with the Credit Agreement with Conexant, Mindspeed issued a warrant to Conexant to purchase up to approximately 8.3 million shares of Mindspeed Common Stock.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(b) Pro Forma Financial Information

Unaudited Pro Forma Condensed Consolidated Financial Information of Conexant is included at pages F-1 through F-7 of this report.

(c) Exhibits

2.1	Distribution Agreement dated as of June 27, 2003 by and between Conexant Systems, Inc. and Mindspeed Technologies, Inc.

2.2	Employee Matters Agreement dated as of June 27, 2003 by and between Conexant Systems, Inc. and Mindspeed Technologies, Inc.

2

2.3	Tax Allocation Agreement dated as of June 27, 2003 by and between Conexant Systems, Inc. and Mindspeed Technologies, Inc.

2.4	Sublease dated as of June 27, 2003 by and between Conexant Systems, Inc. and Mindspeed Technologies, Inc.

2.5	Credit Agreement dated as of June 27, 2003 by and among Mindspeed Technologies, Inc., the subsidiaries of Mindspeed Technologies, Inc. from time to time parties thereto and Conexant Systems, Inc.

3

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONEXANT SYSTEMS, INC. (Registrant)

By	/s/ J. Scott Blouin

J. Scott Blouin Senior Vice President and Chief Financial Officer
Date: July 1, 2003

4

Conexant Systems, Inc.
Unaudited Pro Forma Condensed Consolidated
Financial Information

On June 27, 2003, Conexant Systems, Inc. (“Conexant” or the “Company”) completed the distribution to Conexant shareowners of all outstanding shares of Mindspeed Technologies, Inc. (“Mindspeed”), a wholly owned subsidiary of Conexant, to which Conexant contributed its Mindspeed business (together, the “Spin-off Transaction”). Prior to the Spin-off Transaction, Conexant also contributed to Mindspeed cash in an amount such that at the time of the Spin-off Transaction Mindspeed’s cash balance was $100 million. Mindspeed entered into a senior secured revolving credit facility with Conexant, pursuant to which Mindspeed may borrow up to $50 million for working capital and general corporate purposes. Mindspeed also issued to Conexant warrants to purchase 30 million shares of Mindspeed common stock, exercisable for a period of ten years after the distribution.

The following Unaudited Pro Forma Condensed Consolidated Financial Information of Conexant gives effect to the Spin-off Transaction. The historical financial information of Conexant set forth below has been derived from the historical audited and unaudited consolidated financial statements of Conexant included in its annual report on Form 10-K for the year ended September 30, 2002 and its quarterly report on Form 10-Q for the quarter ended March 31, 2003. The Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2003 includes pro forma adjustments giving effect to the Spin-off Transaction as if it had occurred on that date. The Unaudited Pro Forma Condensed Consolidated Statements of Operations for the years ended September 30, 2000, 2001 and 2002 and for the six months ended March 31, 2003 include pro forma adjustments giving effect to the Spin-off Transaction as if it had occurred as of October 1, 1999.

The Unaudited Pro Forma Condensed Consolidated Financial Information is provided for informational purposes only and does not purport to present the consolidated financial position or results of operations of Conexant had the Spin-off Transaction occurred on the dates specified, nor is it necessarily indicative of the consolidated financial position or results of operations of Conexant that may be expected in the future. The Unaudited Pro Forma Condensed Consolidated Financial Information should be read in conjunction with Management’s Discussion and Analysis of Financial Condition and Results of Operations and the consolidated financial statements and notes thereto included in Conexant’s annual report on Form 10-K for the year ended September 30, 2002 and its quarterly report on Form 10-Q for the quarter ended March 31, 2003.

Conexant Systems, Inc.
Unaudited Pro Forma Condensed Consolidated Balance Sheet
March 31, 2003
(in thousands)

	Historical	Pro forma		Pro forma
	Conexant	adjustments		Conexant

ASSETS
Current assets:
Cash and cash equivalents	$159,153	$(100,000)	(1)	$59,153
Short-term investments	154,432	52,200	(2)	206,632
Receivables, net	73,402	(12,019)	(1)	61,383
Inventories	58,090	(6,135)	(1)	51,955
Deferred income taxes	32,266	—		32,266
Other current assets	47,661	(4,610)	(1)	43,051

Total current assets	525,004	(70,564)		454,440
Property, plant and equipment, net	75,181	(34,386)	(1)	40,795
Goodwill	47,059	—		47,059
Intangible assets, net	105,875	(93,836)	(1)	12,039
Deferred income taxes	224,555	—		224,555
Other assets	122,254	(1,053)	(1)	121,201

Total assets	$1,099,928	$(199,839)		$900,089

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$75,555	$(13,128)	(1)	$62,427
Deferred revenue	6,792	(5,843)	(1)	949
Accrued compensation and benefits	38,130	(11,387)	(1)	26,743
Other current liabilities	62,842	(20,739)	(1)	42,103

Total current liabilities	183,319	(51,097)		132,222
Convertible subordinated notes	601,658	—		601,658
Other long-term liabilities	53,544	(1,309)	(1)	52,235

Total liabilities	838,521	(52,406)		786,115

Shareholders’ equity:
Preferred and junior preferred stock	—	—		—
Common stock	2,674	—		2,674
Additional paid-in capital	3,484,998	—		3,484,998
Accumulated deficit	(3,200,804)	(217,462)	(1)	(3,366,066)
		52,200	(2)
Accumulated other comprehensive loss	(25,156)	17,617	(1)	(7,539)
Unearned compensation	(305)	212	(1)	(93)

Total shareholders’ equity	261,407	(147,433)		113,974

Total liabilities and shareholders’ equity	$1,099,928	$(199,839)		$900,089

     See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Information.

Conexant Systems, Inc.

Unaudited Pro Forma Condensed Consolidated Statements of Operations
Six Months Ended March 31, 2003
(in thousands, except per share amounts)

	Historical	Pro forma		Pro forma
	Conexant	adjustments		Conexant

Net revenues	$322,890	$(38,566)	(3)	$284,324
Cost of goods sold	171,365	(11,796)	(3)	159,569

Gross margin	151,525	(26,770)		124,755
Operating expenses:
Research and development	136,398	(57,420)	(3)	78,978
Selling, general and administrative	72,010	(25,454)	(3)	46,556
Amortization of intangible assets	28,120	(26,522)	(3)	1,598
Special charges	27,412	(19,238)	(3)	7,059
		(1,115)	(4)

Total operating expenses	263,940	(129,749)		134,191

Operating loss	(112,415)	102,979		(9,436)
Gain on debt extinguishment	34,645	—		34,645
Other expense, net	(41,486)	157	(3)	(41,329)

Loss before income taxes	(119,256)	103,136		(16,120)
Provision for income taxes	957	(260)	(3)	697

Loss before cumulative effect of accounting change	$(120,213)	$103,396		$(16,817)

Loss before cumulative effect of accounting change per share, basic and diluted	$(0.45)			$(0.06)
Number of shares used in per share computation	266,129			266,129

     See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Information.

Conexant Systems, Inc.

Unaudited Pro Forma Condensed Consolidated Statements of Operations
Year Ended September 30, 2002
(in thousands, except per share amounts)

	Historical	Pro forma		Pro forma
	Conexant	adjustments		Conexant

Net revenues	$601,762	$(80,036)	(3)	$521,726
Cost of goods sold	347,331	(29,410)	(3)	317,921

Gross margin	254,431	(50,626)		203,805
Operating expenses:
Research and development	323,811	(167,461)	(3)	156,350
Selling, general and administrative	165,250	(69,500)	(3)	95,750
Amortization of intangible assets	331,877	(312,388)	(3)	19,489
Special charges	199,365	(168,866)	(3)	30,499

Total operating expenses	1,020,303	(718,215)		302,088

Operating loss	(765,872)	667,589		(98,283)
Debt conversion costs	(10,435)	—		(10,435)
Other expense, net	(37,168)	298	(3)	(36,870)

Loss before income taxes	(813,475)	667,887		(145,588)
Income tax benefit	(1,139)	(699)	(3)	(1,838)

Loss from continuing operations	$(812,336)	$668,586		$(143,750)

Loss from continuing operations per share, basic and diluted	$(3.14)			$(0.56)

Number of shares used in per share computation	258,998			258,998

     See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Information.

Conexant Systems, Inc.

Unaudited Pro Forma Condensed Consolidated Statements of Operations
Year Ended September 30, 2001
(in thousands, except per share amounts)

	Historical	Pro forma		Pro forma
	Conexant	adjustments		Conexant

Net revenues	$847,056	$(305,368)	(3)	$541,688
Cost of goods sold	751,554	(228,994)	(3)	522,560

Gross margin	95,502	(76,374)		19,128
Operating expenses:
Research and development	371,942	(196,916)	(3)	175,026
Selling, general and administrative	250,808	(109,532)	(3)	141,276
Amortization of intangible assets	324,805	(304,991)	(3)	19,814
Special charges	389,616	(7,665)	(3)	369,258
		(12,693)	(4)

Total operating expenses	1,337,171	(631,797)		705,374

Operating loss	(1,241,669)	555,423		(686,246)
Debt conversion and debt extinguishment (5)	(30,874)	—		(30,874)
Other income, net	389	448	(3)	837

Loss before income taxes	(1,272,154)	555,871		(716,283)
Income tax benefit (5)	(101,884)	46,511	(3)	(55,373)

Loss from continuing operations	$(1,170,270)	$509,360		$(660,910)

Loss from continuing operations per share, basic and diluted	$(4.78)			$(2.70)

Number of shares used in per share computation	244,711			244,711

     See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Information.

Conexant Systems, Inc.

Unaudited Pro Forma Condensed Consolidated Statements of Operations
Year Ended September 30, 2000
(in thousands, except per share amounts)

	Historical	Pro forma		Pro forma
	Conexant	adjustments		Conexant

Net revenues	$1,790,616	$(579,206)	(3)	$1,211,410
Cost of goods sold	926,197	(233,646)	(3)	692,551

Gross margin	864,419	(345,560)		518,859
Operating expenses:
Research and development	322,855	(136,237)	(3)	186,618
Selling, general and administrative	236,989	(81,997)	(3)	154,992
Amortization of intangible assets	154,679	(143,171)	(3)	11,508
Special charges	35,000	—		35,000
Purchased in-process research and development	191,348	(191,348)	(3)	—

Total operating expenses	940,871	(552,753)		388,118

Operating income (loss)	(76,452)	207,193		130,741
Other income, net	6,329	(1,433)	(3)	4,896

Income (loss) before income taxes	(70,123)	205,760		135,637
Provision for income taxes	63,036	(27,051)	(3)	35,985

Income (loss) from continuing operations	$(133,159)	$232,811		$99,652

Income (loss) from continuing operations per share: Basic	$(0.63)			$0.47

Income (loss) from continuing operations per share: Diluted	$(0.63)			$0.43

Number of shares used in per share computation: Basic	211,840			211,840

Number of shares used in per share computation: Diluted	211,840			229,817

     See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Information.

Notes to Unaudited Pro Forma Condensed Consolidated Financial Information

Pro forma adjustments for the unaudited pro forma condensed consolidated financial information are as follows:

(1)  Reflects Conexant’s contribution of the assets and liabilities of the Mindspeed business and $100 million in cash to its wholly owned subsidiary Mindspeed and the distribution of all outstanding shares of Mindspeed common stock to Conexant’s shareholders.

(2)  Reflects the receipt of warrants to purchase 30 million shares of Mindspeed common stock exercisable for a period of ten years after the distribution at a price per share equal to the fair market value of Mindspeed common stock at the time of the distribution. The estimated fair value of the warrants was determined by management using the Black-Scholes option pricing model (assuming volatility of 90%, a risk-free interest rate of 3.5% and no dividend yield). The estimated fair value of the warrants assumes an exercise price of $2.00 per share. The actual exercise price of the warrants will be determined based upon the volume weighted average price per share of Mindspeed common stock for the ten consecutive trading days immediately following the distribution date. In the event the exercise price of the warrants were to increase or decrease by $0.20 per share, the estimated fair value of the warrants would increase or decrease by approximately $5.2 million.

(3)  Reflects the historical results of operations of the Mindspeed business contributed to Mindspeed by Conexant. Such historical results of operations include allocations of certain operating expenses, determined on bases which management considers to be reasonable reflections of the utilization of services provided to, or the benefit received by, the Mindspeed business.

(4)  Reflects separation costs incurred by Conexant in connection with the Spin-off Transaction, which will be included in loss from discontinued operations in Conexant’s historical consolidated statements of operations.

(5)  As required by Statement of Financial Accounting Standards No. 145, which the Company adopted as of the beginning of fiscal 2003, a fiscal 2001 gain of $11.7 million and related income tax provision of $4.4 million (previously presented as an extraordinary gain on extinguishment of debt, net of income taxes) were reclassified to “Debt Conversion and Debt Extinguishment” and “Income Tax Benefit”, respectively, in the unaudited pro forma condensed consolidated statements of operations.

EXHIBIT INDEX

Sequentially
Exhibit Number	Description	Numbered Page

2.1	Distribution Agreement dated as of June 27, 2003 by and between Conexant Systems, Inc. and Mindspeed Technologies, Inc.

2.2	Employee Matters Agreement dated as of June 27, 2003 by and between Conexant Systems, Inc. and Mindspeed Technologies, Inc.

2.3	Tax Allocation Agreement dated as of June 27, 2003 by and between Conexant Systems, Inc. and Mindspeed Technologies, Inc.

2.4	Sublease dated as of June 27, 2003 by and between Conexant Systems, Inc. and Mindspeed Technologies, Inc.

2.5	Credit Agreement dated as of June 27, 2003 by and among Mindspeed Technologies, Inc., the subsidiaries of Mindspeed Technologies, Inc. from time to time parties thereto and Conexant Systems, Inc.